Significant Accounting Judgments, Estimates and Assumptions	12 Months Ended
Dec. 31, 2020
Disclosure Of Significant Accounting Judgments Estimates And Assumptions [Abstract]
Significant Accounting Judgments, Estimates and Assumptions
5.	SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS

The preparation of the Company’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets, liabilities, the accompanying disclosures and the disclosure of contingent liabilities. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.

The key assumptions concerning the future and other key sources of estimating uncertainty at the reporting date that would have a significant risk for a material adjustment to the carrying amounts of assets or liabilities within the next fiscal year are discussed below.

The Company bases its assumptions and estimates on information available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond the control of the Company. Such changes are reflected in the assumptions when they occur. Given the global economic climate and unforeseen effects from COVID-19 pandemic, the process of estimation has become more challenging.  Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(1)	The Fair Value of Level 3 Financial Instruments

Where the fair values of the level 3 financial assets recorded on the balance sheet cannot be derived from active markets, they are determined by the application of an appropriate valuation method which was mainly the market approach. The valuation of these financial assets involves significant judgments such as the selection of comparable companies or equity transaction prices and the application of assumptions such as discounts for lack of marketability, valuation multiples, etc. Changes in assumptions about these factors could affect the reported fair value of the financial assets. Please refer to Note 11 for more details.

(2)	Inventories

Inventories are valued at the lower of cost and net realizable value item by item. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Please refer to Note 6(4). Costs of completion include direct labor and overhead, including depreciation and maintenance of production equipment, indirect labor costs, indirect material costs, supplies, utilities and royalties that is expected to be incurred at normal production level. The Company estimates normal production level taking into account loss of capacity resulting from planned maintenance, based on historical experience and current production capacity.

(3)	Post-Employment Benefits

Defined benefit costs and the present value of the defined benefit obligation for a pension plan are determined using the projected unit credit method. An actuarial valuation involves making various assumptions, which include the determination of the discount rate, future salary increase rate, mortality rate, etc., and may differ from actual developments in the future. In determining the appropriate discount rate, management considers the interest rates of the government bonds extrapolated from maturity corresponding to the expected duration of the defined benefit obligation. As for the rate of future salary increase, management takes account of past experiences, comparisons within the industry and the geographical region, inflation and the discount rate. Due to the complexity of the actuarial valuation and its long-term nature, a defined benefit obligation is highly sensitive to changes in these assumptions. The assumptions used are disclosed in Note 6(15).

(4)	Impairment of Property, Plant and Equipment

At each reporting date or whenever events indicate that the asset’s value has declined or significant changes in the market with an adverse effect have taken place, the Company assesses whether there is an indication that an asset in the scope of IAS 36 may be impaired. If any indication exists, the Company completes impairment testing for the CGU to which the individual assets belong. Where the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. The recoverable amount of an individual asset or CGU is the higher of fair value less costs of disposal and its value in use. The fair value less costs of disposal is based on best information available to reflect the amount that an entity could obtain from the disposal of the asset in an orderly transaction between market participants, after deducting the costs of disposal. The value in use is measured at the net present value of the future cash flows the entity expects to derive from the asset or CGU. Cash flow projection involves subjective judgments and estimates which include the estimated useful lives of property, plant and equipment, capacity that generates future cash flows, capacity of physical output, potential fluctuations of economic cycle in the industry and the Company’s operating situation.

(5)	Income Tax

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. The Company establishes provisions, based on reasonable estimates, for possible consequences of audits by the tax authorities of the respective countries in which it operates. The amount of such provisions is based on various factors, such as experience of previous tax audits and different interpretations of tax regulations made by the taxable entity and the responsible tax authority. Such differences of interpretation may arise on a wide variety of issues depending on the conditions prevailing in the respective domicile of the Company.

Deferred tax assets are recognized for all carryforward of unused tax losses, tax credits and deductible temporary differences to the extent that it is probable that future taxable profit will be available or there are sufficient taxable temporary differences against which the unused tax losses, unused tax credits or deductible temporary differences can be utilized. The amount of deferred tax assets determined to be recognized is based upon the likely timing and the level of future taxable profits and taxable temporary differences. Please refer to Note 6(25) for more details on unrecognized deferred tax assets.